UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): August 15, 2017

Merion, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173681	45-2898504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 Flair Dr, Suite 308, El Monte CA	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including areas code: (626) 448-3737

None

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 15, 2017, the Board of Directors of Merion, Inc. (the “Company”) approved the dismissal of The Pun Group, LLP, (“Pun Group”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, effective immediately.

Pun Group’s audit reports on the Company’s financial statements for each of the three fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2016, December 31, 2015, December 31, 2014 and in the subsequent interim period through August 15, 2017, there were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

The Company provided Pun Group with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Pun Group furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Pun Group’s letter dated August 16, 2017 is attached as Exhibit 16.1 hereto.

On August 15, 2017, the Company’s Board of Directors approved the appointment and engagement of Wei Wei & Co., LLP (“Wei Wei”) as the Company’s independent registered public accounting firm, effective on August 15, 2017. The Board of Directors also approved Wei Wei as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

In deciding to approve the engagement of Wei Wei, the Board of Directors reviewed auditor independence and existing commercial relationships with Wei Wei, and concluded that Wei Wei has no commercial relationship with the Company that would impair its independence. During each of the fiscal years ended December 31, 2016, December 31, 2015, December 31, 2014 and in the subsequent interim period through August 15, 2017, neither the Company nor anyone on its behalf consulted Wei Wei regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that Wei Wei concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

16.1	Letter from The Pun Group, LLP to the SEC, dated August 16, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merion, Inc.

Dated: August 17, 2017	By:	/s/ Ding Hua Wang
Ding Hua Wang
President and Chief Executive Officer

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